UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2014

PANHANDLE EASTERN PIPE LINE COMPANY, LP

(Exact name of Registrant as specified in its charter)

Delaware	1-2921	44-0382470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue

Dallas, TX 75219

(Address of principal executive offices, including zip code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 10, 2014, Panhandle Eastern Pipe Line Company, LP (the “Partnership”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Southern Union Company, a Delaware corporation and the indirect parent of the Partnership (“Southern Union”), and PEPL Holdings, LLC, a Delaware limited liability company and the sole limited partner of the Partnership (“PEPL Holdings”), pursuant to which each of Southern Union and PEPL Holdings were merged with and into the Partnership (the “Merger”), with the Partnership surviving the Merger.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the consummation of the Merger, on January 10, 2014, the Partnership, Southern Union and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.) (“BNY Mellon”) entered into (i) Supplemental Indenture No. 5 (“Supplemental Indenture No. 5”) to the Indenture, dated as of January 31, 1994, between Southern Union and BNY Mellon, as trustee, as supplemented by the Officers’ Certificate, dated January 31, 1994, the Officers’ Certificate, dated November 3, 1999, the Supplemental Indenture No. 3, dated as of June 24, 2013, and the Supplemental Indenture No. 4, dated as of June 24, 2013 (as so supplemented and amended, the “Senior Indenture”), and (ii) the Fourth Supplemental Indenture (“Fourth Supplemental Indenture” and, together with Supplemental Indenture No. 5, the “Supplemental Indentures”) to the Indenture, dated as of May 10, 1995, between Southern Union and BNY Mellon, as trustee, as supplemented by the First Supplemental Indenture, dated as of May 10, 1995, the Second Supplemental Indenture, dated as of October 23, 2006, and the Third Supplemental Indenture, dated as of June 24, 2013 (as so supplemented and amended, the “Junior Indenture” and, together with the Senior Indenture, the “Southern Union Indentures”). Pursuant to the Supplemental Indentures, the Partnership assumed Southern Union’s obligations under its 7.60% Senior Notes due 2024 (the “2024 Notes”), 8.25% Senior Notes due 2029 (the “2029 Notes” and, together with the 2024 Notes, the “Senior Notes”) and Floating Rate Junior Subordinated Notes due 2066 (the “Junior Notes” and, together with the Senior Notes, the “Southern Union Notes”).

There is currently outstanding $82,514,000 in aggregate principal amount of the 2024 Notes, $33,325,000 in aggregate principal amount of the 2029 Notes and $54,469,000 in aggregate principal amount of the Junior Notes. The Southern Union Notes will be the Partnership’s unsecured and unsubordinated obligations, ranking equally in right of payment with the Partnership’s existing and future unsubordinated debt.

Interest on the 2024 Notes is payable semi-annually on February 1 and August 1, while interest on the 2029 Notes is payable semi-annually on May 15 and November 15. Subject to the Partnership’s right to defer interest payments on the Junior Notes on one or more occasions for up to 10 consecutive years, interest on the Junior Notes is payable quarterly. Beginning on November 1, 2011, the interest rate is a floating rate based on three-month LIBOR plus 301.75 basis points, and is reset quarterly. Any deferred interest payments will accumulate additional interest at a rate equal to the interest rate then applicable to the Junior Notes, to the extent permitted by law. The Partnership may redeem the Junior Notes, in whole or in part, at any time at par, plus accrued and unpaid interest, if any, to the redemption date.

The foregoing description of the Southern Union Notes, the Southern Union Indentures and the Supplemental Indentures does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Southern Union Indentures and Supplemental Indentures, which are included as Exhibits 4.1 through 4.10 hereto.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 10, 2014, the sole general partner and sole limited partner of the Partnership adopted Amendment No. 1 (the “LP Agreement Amendment”) to the Agreement of Limited Partnership of the Partnership, dated as of June 29, 2004, to reflect the ownership in the Partnership following the Merger.

The above description of the LP Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the LP Agreement Amendment, which is attached as Exhibit 3.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of the Exhibit

3.1	Amendment No. 1, dated January 10, 2014, to Agreement of Limited Partnership of Panhandle Eastern Pipe Line Company, LP.

4.1	Senior Debt Securities Indenture between Southern Union Company and The Bank of New York Mellon Trust Company N.A. (as successor to JP Morgan Chase Bank, N.A.), as trustee. (Filed as Exhibit 4.1 to Southern Union Company’s Current Report on Form 8-K filed on February 15, 1994 and incorporated herein by reference.)

4.2	Officers’ Certificate dated January 31, 1994. (Filed as Exhibit 4.2 to Southern Union Company’s Current Report on Form 8-K filed on February 15, 1994 and incorporated herein by reference.)

4.3	Officers’ Certificate dated November 3, 1999. (Filed as Exhibit 99.1 to Southern Union Company’s Current Report on Form 8-K filed on November 19, 1999 and incorporated herein by reference.)

4.4	Supplemental Indenture No. 3, dated June 24, 2013, between Southern Union Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee. (Filed as Exhibit 4.1 to Southern Union Company’s Current Report on Form 8-K filed on June 26, 2013 and incorporated herein by reference.)

4.5	Supplemental Indenture No. 4, dated June 24, 2013, between Southern Union Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee. (Filed as Exhibit 4.2 to Southern Union Company’s Current Report on Form 8-K filed on June 26, 2013 and incorporated herein by reference.)

4.6	Supplemental Indenture No. 5, dated January 10, 2014, among Southern Union Company, Panhandle Eastern Pipe Line, LP and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee.

4.7	Subordinated Debt Securities Indenture, dated May 10, 1995, between Southern Union Company and The Chase Manhattan Bank (National Association), which changed its name to JP Morgan Chase Bank and then to JP Morgan Chase Bank, N.A., which was then succeeded to by The Bank of New York Trust Company, N.A., which changed its name to The Bank of New York Mellon Trust Company, N.A., as trustee. (Filed as Exhibit 4-G to Southern Union Company’s Registration Statement on Form S-3 (No. 33-58297) filed on May 5, 1995 and incorporated herein by reference.)

4.8	Second Supplemental Indenture, dated October 23, 2006, between Southern Union Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee. (Filed as Exhibit 4.1 to Southern Union Company’s Current Report on Form 8-K/A filed on October 24, 2006 and incorporated herein by reference.)

4.9	Third Supplemental Indenture, dated June 24, 2013, between Southern Union Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee. (Filed as Exhibit 4.3 to Southern Union Company’s Current Report on Form 8-K filed on June 26, 2013 and incorporated herein by reference.)

4.10	Fourth Supplemental Indenture, dated January 10, 2014, among Southern Union Company, Panhandle Eastern Pipe Line Company, LP and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE EASTERN PIPE LINE COMPANY, LP (Registrant)

Date: January 14, 2014	By:	/s/ Martin Salinas, Jr.
Martin Salinas, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

3.1	Amendment No. 1, dated January 10, 2014, to Agreement of Limited Partnership of Panhandle Eastern Pipe Line Company, LP.

4.1	Senior Debt Securities Indenture between Southern Union Company and The Bank of New York Mellon Trust Company N.A. (as successor to JP Morgan Chase Bank, N.A.), as trustee. (Filed as Exhibit 4.1 to Southern Union Company’s Current Report on Form 8-K filed on February 15, 1994 and incorporated herein by reference.)

4.2	Officers’ Certificate dated January 31, 1994. (Filed as Exhibit 4.2 to Southern Union Company’s Current Report on Form 8-K filed on February 15, 1994 and incorporated herein by reference.)

4.3	Officers’ Certificate dated November 3, 1999. (Filed as Exhibit 99.1 to Southern Union Company’s Current Report on Form 8-K filed on November 19, 1999 and incorporated herein by reference.)

4.4	Supplemental Indenture No. 3, dated June 24, 2013, between Southern Union Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee. (Filed as Exhibit 4.1 to Southern Union Company’s Current Report on Form 8-K filed on June 26, 2013 and incorporated herein by reference.)

4.5	Supplemental Indenture No. 4, dated June 24, 2013, between Southern Union Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee. (Filed as Exhibit 4.2 to Southern Union Company’s Current Report on Form 8-K filed on June 26, 2013 and incorporated herein by reference.)

4.6	Supplemental Indenture No. 5, dated January 10, 2014, among Southern Union Company, Panhandle Eastern Pipe Line, LP and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee.

4.7	Subordinated Debt Securities Indenture, dated May 10, 1995, between Southern Union Company and The Chase Manhattan Bank (National Association), which changed its name to JP Morgan Chase Bank and then to JP Morgan Chase Bank, N.A., which was then succeeded to by The Bank of New York Trust Company, N.A., which changed its name to The Bank of New York Mellon Trust Company, N.A., as trustee. (Filed as Exhibit 4-G to Southern Union Company’s Registration Statement on Form S-3 (No. 33-58297) filed on May 5, 1995 and incorporated herein by reference.)

4.8	Second Supplemental Indenture, dated October 23, 2006, between Southern Union Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee. (Filed as Exhibit 4.1 to Southern Union Company’s Current Report on Form 8-K/A filed on October 24, 2006 and incorporated herein by reference.)

4.9	Third Supplemental Indenture, dated June 24, 2013, between Southern Union Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee. (Filed as Exhibit 4.3 to Southern Union Company’s Current Report on Form 8-K filed on June 26, 2013 and incorporated herein by reference.)

4.10	Fourth Supplemental Indenture, dated January 10, 2014, among Southern Union Company, Panhandle Eastern Pipe Line Company, LP and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee.